Exhibit 10.8

NOTE

February 17, 2006

FOR VALUE RECEIVED, each of the undersigned (each a “Borrower” and collectively the “Borrowers”) hereby promises, jointly and severally, to pay to COMERICA BANK or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Revolving Loan from time to time made by the Lender to Sonic Automotive, Inc. (the “Company”) under the Credit Agreement, the principal amount of each New Vehicle Floorplan Loan from time to time made by the Lender to the Company or any New Vehicle Borrower under the Credit Agreement, and the principal amount of each Used Vehicle Floorplan Loan from time to time made by the Lender to the Company under that certain Credit Agreement, dated as of February 17, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”, the terms defined therein being used herein as therein defined), among the Company, certain Subsidiaries of the Company from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, Revolving Swing Line Lender, New Vehicle Swing Line Lender, and Used Vehicle Swing Line Lender.

Each Borrower promises, jointly and severally, to pay interest on the unpaid principal amount of each Loan from the date of such Revolving Loan, New Vehicle Floorplan Loan or Used Vehicle Floorplan Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. Except as otherwise provided in Section 2.04(f) of the Credit Agreement with respect to Revolving Swing Line Loans, Section 2.08(h) with respect to New Vehicle Floorplan Swing Line Loans, and Section 2.13(f) with respect to Used Vehicle Floorplan Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranties and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall (if required by the Credit Agreement) become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. Revolving Loans, New Vehicle Floorplan Loans and Used Vehicle Floorplan Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Revolving Loans, New Vehicle Floorplan Loans and Used Vehicle Floorplan Loans and payments with respect thereto.

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

SONIC AUTOMOTIVE, INC.

By:	/s/ Greg Young
Name:	Greg Young
Title:	Vice President/Chief Accounting Officer

AVALON FORD, INC.
CAPITOL CHEVROLET AND IMPORTS, INC.
FAA AUTO FACTORY, INC.
FAA BEVERLY HILLS, INC.
FAA CAPITOL N, INC.
FAA CONCORD H, INC.
FAA CONCORD T, INC.
FAA DUBLIN N, INC.
FAA DUBLIN VWD, INC.
FAA LAS VEGAS H, INC.
FAA POWAY T, INC.
FAA SAN BRUNO, INC.
FAA SANTA MONICA V, INC.
FAA SERRAMONTE, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE L, INC.
FAA STEVENS CREEK, INC.
FORT MYERS COLLISION CENTER, LLC
FRANCISCAN MOTORS, INC.
KRAMER MOTORS INCORPORATED
MARCUS DAVID CORPORATION
MOUNTAIN STATES MOTORS CO., INC.
ONTARIO L, LLC
PHILPOTT MOTORS, LTD.
RIVERSIDE NISSAN, INC.
SANTA CLARA IMPORTED CARS, INC.
SONIC AUTOMOTIVE – 1400 AUTOMALL DRIVE, COLUMBUS, INC.

By:	/s/ Joseph O’Connor
Name:	Joseph O’Connor
Title:	Assistant Treasurer

SONIC AUTOMOTIVE – 1455 AUTOMALL DRIVE, COLUMBUS, INC.

SONIC AUTOMOTIVE – 1500 AUTOMALL DRIVE, COLUMBUS, INC.

SONIC AUTOMOTIVE 5260 PEACHTREE INDUSTRIAL BLVD., LLC

SONIC AUTOMOTIVE – 6008 N. DALE MABRY, FL, INC.

SONIC AUTOMOTIVE – 9103 E. INDEPENDENCE, NC, LLC

SONIC ADVANTAGE PA, L.P.

SONIC – ANN ARBOR IMPORTS, INC.

SONIC – BETHANY H, INC.

SONIC – BUENA PARK H, INC.

SONIC – CADILLAC D, L.P.

SONIC – CALABASAS A, INC.

SONIC – CALABASAS V, INC.

SONIC – CAPITOL IMPORTS, INC.

SONIC – CARROLLTON V, L.P.

SONIC – CLEAR LAKE VOLKSWAGEN, L.P.

SONIC – CREST H, LLC

SONIC – DENVER T, INC.

SONIC – DOWNEY CADILLAC, INC.

SONIC – ENGLEWOOD M, INC.

SONIC – FM VW, INC.

SONIC – FORT WORTH T, L.P.

SONIC – FREELAND, INC.

SONIC – HARBOR CITY H, INC.

SONIC – HOUSTON V, L.P

SONIC – JERSEY VILLAGE VOLKSWAGEN, L.P.

SONIC – LAKE NORMAN DODGE, LLC

SONIC – LLOYD NISSAN, INC.

SONIC – LUTE RILEY, L.P.

SONIC – MANHATTAN FAIRFAX, INC.

SONIC – MASSEY CHEVROLET, INC.

SONIC – MESQUITE HYUNDAI, L.P.

SONIC MOMENTUM JVP, L.P.

SONIC MOMENTUM VWA, L.P.

SONIC MONTGOMERY B, INC.

By:	/s/ Joseph O’Connor
Name:	Joseph O’Connor
Title:	Assistant Treasurer

SONIC – NEWSOME OF FLORENCE, INC.

SONIC – NORTH CHARLESTON, INC.

SONIC – OKLAHOMA T, INC.

SONIC – ROCKVILLE IMPORTS, INC.

SONIC – ROCKVILLE MOTORS, INC.

SONIC – SERRAMONTE I, INC.

SONIC – SHOTTENKIRK, INC.

SONIC – STEVENS CREEK B, INC.

SONIC – UNIVERSITY PARK A, L.P.

SONIC – VOLVO LV, LLC

SONIC – WEST COVINA T, INC.

SONIC – WILLIAMS BUICK, INC.

SONIC – WILLIAMS IMPORTS, INC.

SONIC – WILLIAMS MOTORS, LLC

SONIC – 2185 CHAPMAN RD., CHATTANOOGA, LLC
SPEEDWAY CHEVROLET, INC. VILLAGE IMPORTED CARS, INC. WINDWARD, INC. WRANGLER INVESTMENTS, INC.

By:	/s/ Joseph O’Connor
Name:	Joseph O’Connor
Title:	Assistant Treasurer

ACKNOWLEDGEMENT OF EXECUTION ON BEHALF OF

Certain Subsidiaries of Sonic Automotive, Inc.

STATE OF    North Carolina

COUNTY OF    Mecklenburg

Before me, the undersigned, a Notary Public in and for said County and State on this    15th    day of February, 2006, personally appeared Joseph O’Connor, known to be the Assistant Treasurer of each of the entities listed on Exhibit A hereto (collectively, the “Companies”), who is personally known to me or who has produced                      as identification, being by me duly sworn, and that by authority duly given by, and as the act of, each of the Companies, the foregoing Note was signed by him as said Assistant Treasurer on behalf of each of the Companies.

Witness my hand and official seal this    15th    day of February, 2006.

/s/ Kelli Rutledge-Cody
Notary Public

(NOTARY SEAL)

My commission expires:    June 17, 2008

NOTE

Notary Page

EXHIBIT A

AVALON FORD, INC.

CAPITOL CHEVROLET AND IMPORTS, INC.

FAA AUTO FACTORY, INC.

FAA BEVERLY HILLS, INC.

FAA CAPITOL N, INC.

FAA CONCORD H, INC.

FAA CONCORD T, INC.

FAA DUBLIN N, INC.

FAA DUBLIN VWD, INC.

FAA LAS VEGAS H, INC.

FAA POWAY T, INC.

FAA SAN BRUNO, INC.

FAA SANTA MONICA V, INC.

FAA SERRAMONTE, INC.

FAA SERRAMONTE H, INC.

FAA SERRAMONTE L, INC.

FAA STEVENS CREEK, INC.

FORT MYERS COLLISION CENTER, LLC

FRANCISCAN MOTORS, INC.

KRAMER MOTORS INCORPORATED

MARCUS DAVID CORPORATION

MOUNTAIN STATES MOTORS CO., INC.

ONTARIO L, LLC

PHILPOTT MOTORS, LTD.

RIVERSIDE NISSAN, INC.

SANTA CLARA IMPORTED CARS, INC.

SONIC AUTOMOTIVE – 1400 AUTOMALL DRIVE, COLUMBUS, INC.

SONIC AUTOMOTIVE – 1455 AUTOMALL DRIVE, COLUMBUS, INC.

SONIC AUTOMOTIVE – 1500 AUTOMALL DRIVE, COLUMBUS, INC.

SONIC AUTOMOTIVE 5260 PEACHTREE INDUSTRIAL BLVD., LLC

SONIC AUTOMOTIVE – 6008 N. DALE MABRY, FL, INC.

SONIC AUTOMOTIVE – 9103 E. INDEPENDENCE, NC, LLC

SONIC ADVANTAGE PA, L.P.

SONIC – ANN ARBOR IMPORTS, INC.

SONIC – BETHANY H, INC.

SONIC – BUENA PARK H, INC.

SONIC – CADILLAC D, L.P.

SONIC – CALABASAS A, INC.

SONIC – CALABASAS V, INC.

SONIC – CAPITOL IMPORTS, INC.

SONIC – CARROLLTON V, L.P.

SONIC – CLEAR LAKE VOLKSWAGEN, L.P.

SONIC – CREST H, LLC

SONIC – DENVER T, INC.

SONIC – DOWNEY CADILLAC, INC.

SONIC – ENGLEWOOD M, INC.

SONIC – FM VW, INC.

SONIC – FORT WORTH T, L.P.

SONIC – FREELAND, INC.

SONIC – HARBOR CITY H, INC.

SONIC – HOUSTON V, L.P

SONIC – JERSEY VILLAGE VOLKSWAGEN, L.P.

SONIC – LAKE NORMAN DODGE, LLC

SONIC – LLOYD NISSAN, INC.

SONIC – LUTE RILEY, L.P.

SONIC – MANHATTAN FAIRFAX, INC.

SONIC – MASSEY CHEVROLET, INC.

SONIC – MESQUITE HYUNDAI, L.P.

SONIC MOMENTUM JVP, L.P.

SONIC MOMENTUM VWA, L.P.

SONIC MONTGOMERY B, INC.

SONIC – NEWSOME OF FLORENCE, INC.

SONIC – NORTH CHARLESTON, INC.

SONIC – OKLAHOMA T, INC.

SONIC – ROCKVILLE IMPORTS, INC.

SONIC – ROCKVILLE MOTORS, INC.

SONIC – SERRAMONTE I, INC.

SONIC – SHOTTENKIRK, INC.

SONIC – STEVENS CREEK B, INC.

SONIC – UNIVERSITY PARK A, L.P.

SONIC – VOLVO LV, LLC

SONIC – WEST COVINA T, INC.

SONIC – WILLIAMS BUICK, INC.

SONIC – WILLIAMS IMPORTS, INC.

SONIC – WILLIAMS MOTORS, LLC

SONIC – 2185 CHAPMAN RD., CHATTANOOGA, LLC

SPEEDWAY CHEVROLET, INC.

VILLAGE IMPORTED CARS, INC.

WINDWARD, INC.

WRANGLER INVESTMENTS, INC.

ACKNOWLEDGEMENT OF EXECUTION ON BEHALF OF

Certain Subsidiaries of Sonic Automotive, Inc.

STATE OF     Texas

COUNTY OF     Tarrant

Before me, the undersigned, a Notary Public in and for said County and State on this     16th     day of February, 2006, personally appeared Greg Young, known to be the Vice President/Chief Accounting Officer of Sonic Automotive, Inc., who is personally known to me or who has produced     Drivers License     as identification, being by me duly sworn, and that by authority duly given by, and as the act of, Sonic Automotive, Inc., the foregoing Note was signed by him as said Vice President/Chief Accounting Officer on behalf of Sonic Automotive, Inc.

Witness my hand and official seal this     16th     day of February, 2006.

/s/ Kevin Alderman
Notary Public

(NOTARY SEAL)

My commission expires:     6/18/08

NOTE

Notary Page